SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2010

Date of Report (Date of earliest event reported)

MICROCHANNEL TECHNOLOGIES CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-146404

(Commission File Number)

98-0539775

(I.R.S. Employer Identification No.)

3905 National Drive, Suite 110, Burtonsville, Maryland

(Address of principal executive offices)

(888) 522-6422

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            Effective September 1, 2010, Mr. Metesh Patel resigned as a member of the Board of the Directors (“BOD”) and as an officer of MicroChannel Technologies Corporation (the “Company”) and Ms. Pattiann Hiranandani resigned as a resigned as a member of the BOD; in order to fill the vacancies created by the resignation, the BOD appointed Mr. Gamache to the position of the Company’s President and Chief Executive Officer. Mr. Gamache continues to serve as the Company’s Chief Financial Officer and Secretary.

            The resignations of each of Mr. Patel and Ms. Hiranandani were the result of any was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices, but rather the declared desire of each of Mr. Patel and Ms. Hiranandani to pursue other interests, which pursuits would no longer permit either of them to continue to serve as directors or officers of the Company.

            The BOD also appointed Mr. Jeet Sidhu to serve as a director of the Company, effective September 2, 2010, until the next annual meeting of the Company’s shareholders and until his successor shall have been duly appointed and qualified, or until his earlier resignation or removal.

            Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance in 1995. From 2002-2009, Mr. Sidhu was Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.  Mr. Sidhu served as a member of the board of directors for U.S. Petroleum Corporation from August 2003 until August 2006.  Mr. September 2008, Mr. Sidhu served as a director of Entheos Technologies, Inc. from September 8, 2008 to August 26, 2010.  Mr. Sidhu currently serves as a member of the Board of Directors of PhytoMedical Technologies, Inc.  Mr. Sidhu was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENERGY, INC.

/S/ David Gamache_______________________

Name:  David Gamache

Title:    President and Chief Executive Officer

Date: September 2, 2010